UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 19, 2017

Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Joe Berchtold Employment Agreement
On December 19, 2017, Live Nation Entertainment, Inc. (“Live Nation” or the “Company”) entered into an employment agreement with Joe Berchtold effective as of January 1, 2018 (the “Berchtold Agreement”) to serve as Live Nation’s President. The term of the Berchtold Agreement ends on December 31, 2022. After that date, unless earlier terminated, Mr. Berchtold’s employment with Live Nation will be on an at-will basis. Mr. Berchtold’s existing employment agreement is set to expire on December 31, 2017.
Under the Berchtold Agreement, Mr. Berchtold receives a base salary of $1,300,000 per year, and will be eligible to receive annual salary increases at the discretion of the Compensation Committee. Mr. Berchtold is eligible to receive an annual cash performance bonus with a target equal to 200% of his base salary based on the achievement of performance targets to be established annually by the Compensation Committee.
In connection with, and pursuant to, the Berchtold Agreement, on December 19, 2017 Mr. Berchtold received (a) a grant of 100,000 restricted shares of Company common stock vesting in equal installments on each of the first four anniversaries of the date of grant and (b) a grant targeted at 300,000 performance shares, to vest and be settled in restricted shares of Company common stock from time to time during a performance period running from November 1, 2017 through December 31, 2022 upon attainment of various stock price targets for a period of 60 days (which do not have to be consecutive) during such performance period, with the actual number of shares earned ranging from 0% to 250% of the target award amount. Both grants are subject to Mr. Berchtold’s continued employment with Live Nation. The performance share award was made pursuant to a performance share award agreement, a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference.
If Mr. Berchtold is terminated by Live Nation without cause or Mr. Berchtold terminates his employment for good reason, subject to Mr. Berchtold’s execution of a general release of claims, he will receive a cash payment equal to his base salary multiplied by the greater of two or the remaining employment term, along with the immediate acceleration of the vesting of all unvested Company equity awards then held by Mr. Berchtold.
The Berchtold Agreement also contains customary non-disclosure, non-solicitation and indemnification provisions. The description of the Berchtold Agreement set forth above is qualified in its entirety by the Berchtold Agreement attached as Exhibit 10.1 and incorporated herein by reference.
Michael Rowles Employment Agreement
On December 19, 2017, Live Nation entered into an employment agreement with Michael Rowles effective as of January 1, 2018 (the “Rowles Agreement”) to serve as Live Nation’s Executive Vice President, General Counsel and Secretary. The term of the Rowles Agreement ends on December 31, 2022. After that date, unless earlier terminated, Mr. Rowles’ employment with Live Nation will be on an at-will basis. Mr. Rowles’ existing employment agreement is set to expire on December 31, 2017.
Under the Rowles Agreement, Mr. Rowles will receive a base salary of $800,000 per year, and will be eligible to receive annual salary increases at the discretion of the Compensation Committee. Mr. Rowles is eligible to receive an annual cash performance bonus with a target equal to 100% of his base salary based on the achievement of performance targets to be established annually by the Compensation Committee.
In connection with, and pursuant to, the Rowles Agreement, on December 19, 2017 Mr. Rowles received a grant of 25,000 restricted shares of Company common stock vesting in equal installments on each of the first four anniversaries of the date of grant, subject to Mr. Rowles’ continued employment with Live Nation.
If Mr. Rowles is terminated by Live Nation without cause or Mr. Rowles terminates his employment for good reason, subject to Mr. Rowles’ execution of a general release of claims, he will receive a cash payment equal to his base salary multiplied by the greater of two or the remaining employment term, along with the immediate acceleration of the vesting of all unvested Company equity awards then held by Mr. Rowles.
The Rowles Agreement also contains customary non-disclosure, non-solicitation and indemnification provisions. The description of the Rowles Agreement set forth above is qualified in its entirety by the Rowles Agreement attached as Exhibit 10.3 and incorporated herein by reference.

Kathy Willard Employment Agreement
On December 19, 2017, Live Nation entered into an employment agreement with Kathy Willard effective as of January 1, 2018 (the “Willard Agreement”) to serve as Live Nation’s Executive Vice President and Chief Financial Officer. The term of the Willard Agreement ends on December 31, 2022. After that date, unless earlier terminated, Ms. Willard’s employment with Live Nation will be on an at-will basis. Ms. Willard’s existing employment agreement is set to expire on December 31, 2017.
Under the Willard Agreement, Ms. Willard will receive a base salary of $950,000 per year, and will be eligible to receive annual salary increases at the discretion of the Compensation Committee. Ms. Willard is eligible to receive an annual cash performance bonus with a target equal to 100% of her base salary based on the achievement of performance targets to be established annually by the Compensation Committee.
In connection with, and pursuant to, the Willard Agreement, on December 19, 2017 Ms. Willard received (a) a grant of 50,000 restricted shares of Company common stock and (b) a grant of 50,000 options to purchase Company common stock, in each case, vesting in equal installments on each of the first four anniversaries of the date of grant, subject to Ms. Willard’s continued employment with Live Nation.
If Ms. Willard is terminated by Live Nation without cause or Ms. Willard terminates her employment for good reason, subject to Ms. Willard’s execution of a general release of claims, she will receive a cash payment equal to her base salary multiplied by the greater of two or the remaining employment term, along with the immediate acceleration of the vesting of all unvested Company equity awards then held by Ms. Willard.
The Willard Agreement also contains customary non-disclosure, non-solicitation and indemnification provisions. The description of the Willard Agreement set forth above is qualified in its entirety by the Willard Agreement attached as Exhibit 10.4 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
December 20, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, effective as of January 1, 2018, by and between Live Nation Entertainment, Inc. and Joe Berchtold.
10.2	Performance Share Award Agreement made as of December 19, 2017, by and between Live Nation Entertainment, Inc. and Joe Berchtold.
10.3	Employment Agreement, effective as of January 1, 2018, by and between Live Nation Entertainment, Inc. and Michael Rowles.
10.4	Employment Agreement, effective as of January 1, 2018, by and between Live Nation Entertainment, Inc. and Elizabeth K. (Kathy) Willard.

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